UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2019

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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601 Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 9, 2019, the Board of Directors (the “Board”) of Upwork Inc. (the “Company”) appointed Leela Srinivasan to serve as a director of the Company and as a member of the Nominating and Governance Committee of the Board, in each case, effective July 9, 2019. Ms. Srinivasan will serve as a Class II director whose term will expire at the Company’s 2020 annual meeting of stockholders and until Ms. Srinivasan’s successor shall have been duly elected and qualified, or until Ms. Srinivasan’s earlier death, resignation, disqualification or removal.
There is no arrangement or understanding between Ms. Srinivasan and any other persons pursuant to which Ms. Srinivasan was selected as a director. Ms. Srinivasan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Srinivasan’s compensation will be pursuant to the Company’s Amended Director Compensation Program, as described below under Item 8.01.
Ms. Srinivasan has also entered into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 6, 2018 (File No. 333-227207).

Item 8.01	Other Events.
Amended and Restated Non-Employee Director Compensation Program
On July 9, 2019, the Board approved an amendment and restatement of the Company’s Non-Employee Director Compensation Program (the “Amended Director Compensation Program”). Under the Amended Director Compensation Program, non-employee directors of the Company (“Non-Employee Directors”) will be entitled to receive equity and cash compensation as follows:
Equity Compensation – Initial Award
Upon initial appointment or election to the Board, each new Non-Employee Director appointed or elected to the Board will be granted restricted stock units (“RSUs”) under the Company’s 2018 Equity Incentive Plan (the “Plan”) with a grant date fair value of $300,000 (the “Initial Award”). The grant date fair value of the Initial Award shall not exceed $1,000,000 in a calendar year when combined with the aggregate grant date fair value of any other equity award(s) and cash compensation received by such Non-Employee Director for service on the Board for such calendar year.
The Initial Award will be granted effective on the date of the Non-Employee Director’s initial appointment or election to the Board (the “Initial Award Grant Date”).
The Initial Award shall vest with respect to one-third of the total number of RSUs subject to the Initial Award each year beginning with the date that is one year following the Initial Award Grant Date, in each case, so long as the Non-Employee Director continues to provide services as a Non-Employee Director to the Company through such date. The final annual installment of the Initial Award shall fully vest on the earlier of (a) the date immediately prior to the Company’s annual meeting of stockholders in the last full year of the vesting of the Initial Award and (b) the date that is the last day of the last full year of the vesting of such grant, in each case, so long as the Non-Employee Director continues to provide services as a Non-Employee Director to the Company through such date.
The Initial Award shall accelerate in full immediately prior to the consummation of a Corporate Transaction (as defined in the Plan).
Cash or Equity Compensation Election – Annual Award
Each Non-Employee Director will automatically be entitled to an annual award of RSUs or cash with an aggregate grant date fair value of $150,000 (the “Annual Award”). The Annual Award will be payable in the form of RSUs or, at a Non-Employee Director’s election, in cash.
The initial Annual Award, to the extent payable in RSUs and consistent with the applicable election made, will be granted automatically on the date of the director’s initial appointment or election to the Board and will be pro-rated for partial quarters served (the “Initial Annual Award Grant Date”). Subsequently, the Annual Award, to the extent payable in RSUs, will be granted automatically on the date of the Company’s annual meeting of stockholders for each year thereafter (the “Annual Award Grant Date”).
The Annual Award shall fully vest, or in the case of cash shall be paid, on the earlier of (a) the date immediately prior to the Company’s next annual meeting of stockholders and (b) the date that is one year following the Initial Annual Award Grant Date or Annual Award Grant Date, in each case, so long as the Non-Employee Director continues to provide services as a Non-Employee Director to the Company through such date. The Annual Award shall be paid, in the case of cash, or settle, in the case of RSUs, in the same calendar year in which the Annual Award vests.
The Annual Award (regardless of the form of payment) shall accelerate in full immediately prior to the consummation of a Corporate Transaction.
Cash or Equity Compensation – Annual General Board Service Fee, Board Non-Executive Chairman Fee and Board Lead Independent Director Fee
Annual compensation payable to (a) each Non-Employee Director as a general Board service fee of $35,000 (“General Board Service Fee”), (b) the Board Non-Executive Chairman a fee of $20,000 and (c) the Board Lead Independent Director a fee of $15,000 (each fee in clauses (a)-(c), a “Fee”), each of which shall be pro-rated for partial quarters served in the relevant capacity, and which shall be payable in cash or, at a Non-Employee Director’s election, in the form of RSUs.
If the Fee is payable in cash (the “Fee (Cash)”), it shall be paid quarterly in arrears (with the first such payment in any event occurring on the last day of the first calendar quarter following the date of the director’s appointment or election to the Board), in each case, so long as the Non-Employee Director continues to provide services in the applicable Non-Employee Director capacity to the Company through such date.
If the Fee is payable in RSUs (the “Fee (RSU)”), the initial Fee (RSU) shall be granted automatically on the date of the director’s initial appointment or election to the Board and each subsequent Fee (RSU) will be granted automatically on the date of the Company’s annual meeting of stockholders for each year thereafter. The number of shares subject to the applicable Fee (RSU) shall be the grant date fair value of the applicable dollar amount (which shall be pro-rated for partial quarters served in the relevant capacity). The Fee (RSU) shall vest and settle quarterly (with the first such vesting and settlement date occurring on the last day of the first calendar quarter following the date of the director’s appointment or election to the Board), in each case, so long as the Non-Employee Director continues to provide services in the applicable Non-Employee Director capacity to the Company through such date.
The Fee (regardless of the form of payment) shall accelerate in full immediately prior to the consummation of a Corporate Transaction.
The final quarterly installment of each Fee (Cash) or the Fee (RSU), as applicable, shall fully vest on the earlier of (a) the date immediately prior to the Company’s next annual meeting of stockholders and (b) the date that is the last day of the last full quarter of the vesting of such grant, in each case, so long as the Non-Employee Director continues to provide services in the applicable Non-Employee Director capacity to the Company through such date.
Cash Compensation
In addition to the General Board Service Fee, each Non-Employee Director will be entitled to annual cash compensation for committee membership as follows:

•	Audit, Risk and Compliance Committee chair: $20,000

•	Audit, Risk and Compliance Committee member: $10,000

•	Compensation Committee chair: $10,000

•	Compensation Committee member: $5,000

•	Nominating and Governance Committee chair: $5,000

•	Nominating and Governance Committee member: $2,500
Chairs of the Board committees receive the cash compensation designated above for chairs in lieu of the non-chair member cash compensation.
The final quarterly installment of each such annual fee shall be paid on the earliest of (a) the date of the Company’s next annual meeting of stockholders, (b) the date immediately prior to the Company’s next annual meeting of stockholders if the applicable Non-Employee Director’s service as a director ends at such meeting due to the director’s failure to be re-elected or the director not standing for re-election and (c) the date that is the last day of the last full quarter of such installment, in each case, so long as the Non-Employee Director continues to provide services in the applicable Non-Employee Director capacity to the Company through such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: July 11, 2019	By:	/s/ Brian Levey
Brian Levey
Chief Business Affairs and Legal Officer and Secretary